UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  April 14, 2005



                           POMEROY IT SOLUTIONS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                   0-20022                   31-1227808
           --------                   -------                   ----------
(State  or  other  jurisdiction     (Commission               (IRS Employer
     of  incorporation)             File  Number)           Identification  No.)



                     1020 Petersburg Road, Hebron, KY 41048
                     --------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (859) 586-0600
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section  8  -  Other  Events

Item  8.01  Other  Events.
--------------------------


Pomeroy IT Solutions, Inc., a leading national provider of information technology solutions, announced it has been awarded a five-year contract to provide one of the nation's largest health insurers, Highmark Inc., product sourcing, integration, and deployment and support services for over 10,000 personal computers in Highmark's corporate environment. Pomeroy IT Solutions, Inc. will also provide maintenance and support for Highmark's 800 printers. Pomeroy IT Solutions, Inc. estimates this contract will be valued at nearly $40 million over the five years.

Section  9  -  Financial  Statements  and  Exhibits

Item  9.01  Financial  Statements  and  Exhibits.
-------------------------------------------------

(c) Exhibits

99.2 Press release dated April 14, 2005 announcing a five-year contract with Highmark Inc.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              POMEROY  IT  SOLUTIONS,  INC.
                              -----------------------------



Date: April 20, 2005            By:  /s/ Michael E. Rohrkemper
                                ------------------------------------------------
                                Michael E. Rohrkemper, Chief Financial Officer
                                and Chief Accounting Officer